Exhibit 99.1

Newtek Business Services Corp. Announces Full Exercise of Underwriters’ Overallotment Option in its Public Offering of 7.00% Notes Due 2021

New York, N.Y. - May 10, 2016 - Newtek Business Services Corp. (“Newtek” or the “Company”), (NASDAQ: NEWT), an internally managed business development company (“BDC”), today announced that the underwriters for the Company’s public offering of $35,000,000 in aggregate principal amount of its 7.00% Notes due 2021 (the “Notes”) have fully exercised their option to purchase an additional $5,250,000 in aggregate principal amount of the Notes, and closed the overallotment today. The offering of the initial amount of Notes closed on April 22, 2016 and, as previously reported, the size of the offering was increased from $25,000,000 in aggregate principal amount to $35,000,000 in aggregate principal amount (in each case, excluding any overallotment option) as a result of investor demand. The total proceeds received by the Company from the offering equals $38,841,250, which includes the full exercise of the overallotment option, less underwriters’ discounts and commissions. The Notes trade on the Nasdaq Global Market under the trading symbol “NEWTL”.

Keefe, Bruyette & Woods, A Stifel Company, and D.A. Davidson & Co. acted as the joint book-running managers for this offering. Janney Montgomery Scott and Ladenburg Thalmann acted as co-managers.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Newtek Business Services Corp.

Newtek Business Services Corp., Your Business Solutions CompanyTM, is an internally managed BDC, which along with its controlled portfolio companies, provides a wide range of business services and financial products under the Newtek® brand to the small- and medium-sized business (“SMB”) market. Since 1999, Newtek has provided state-of-the-art, cost-efficient products and services and efficient business strategies to over 100,000 SMB accounts across all 50 states to help them grow their sales, control their expenses and reduce their risk.

Newtek’s and its portfolio companies’ products and services include: Business Lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Accounts Receivable Financing & Inventory, The Secure Gateway, The Newtek Advantage™, Insurance Services, Web Services, Data Backup, Storage and Retrieval and Payroll.
Newtek® is a registered trade mark of Newtek Business Services Corp.

Note Regarding Forward Looking Statements

This press release contains certain forward-looking statements. Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” “forecasts,” and “future” or similar expressions are intended to identify forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions, which could cause Newtek’s actual results to differ from management’s current expectations, include those described from time to time in Newtek’s filings with the Securities and Exchange Commission and available through http://www.sec.gov/. Newtek cautions you that forward-looking statements are not guarantees of future performance, conditions or results and that actual results or developments may differ materially from those projected or implied in these statements.

SOURCE: Newtek Business Services Corp.

Investor Relations & Public Relations
Contact: Jayne Cavuoto
Telephone: (212) 273-8179 / jcavuoto@thesba.com